SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                           Date of Report: May 3, 2002
                       (Date of earliest event reported)

                             UNIVERSAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

           Virginia                       1-652                  54-0414210
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

      1501 North Hamilton Street
          Richmond, Virginia                                    23230
(Address of Principal Executive Offices)                     (Zip Code)

              Registrant's telephone number, including area code:
                                (804) 359-9311

Item 5.         Other Events.

                The press releases issued by the Registrant on May 2, 2002 attached hereto as Exhibit 99.1 and 99.2 are incorporated herein by reference.

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

     (c)        Exhibits.

                No.     Description
                ---     -----------
                99.1    Press release announcing quarterly dividend.*

                99.2    Press release announcing third quarter earnings.*

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*Filed Herewith

                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UNIVERSAL CORPORATION
                                     (Registrant)

Date: May 3, 2002               By: /s/ George C. Freeman, III
                                    ---------------------------------
                                    George C. Freeman, III
                                    General Counsel and Secretary

                                 Exhibit Index

Exhibit
Number          Document
-------         --------

99.1           Press release announcing quarterly dividend.*

99.2           Press release announcing third quarter earnings.*

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*Filed Herewith